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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2005
                                (March 25, 2005)
                               ------------------

                              TORCH OFFSHORE, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                     000-32855                 74-2982117
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)

      401 WHITNEY AVENUE, SUITE 400
           GRETNA, LOUISIANA                                       70056-2596
(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's Telephone Number, Including Area Code: (504) 367-7030

                               -------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM  7.01 REGULATION FD DISCLOSURE.

As previously reported, on January 7, 2005, Torch Offshore, Inc. (the "Company") and its wholly owned subsidiaries, Torch Offshore, L.L.C. and Torch Express, L.L.C., filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code with the United States Bankruptcy Court for the Eastern District of Louisiana (the "Bankruptcy Court") to facilitate a restructuring of their debt. The cases were consolidated for the purpose of joint administration and were assigned cased number 05-10137. The Company continues to operate its business as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the U.S. Bankruptcy Code.

On March 25, 2005, the Company and its wholly owned subsidiaries filed their monthly operating reports for the period February 1, 2005 through February 28, 2005 with the Bankruptcy Court (collectively, the "Monthly Operating Reports"). The Monthly Operating Reports are on an unconsolidated basis and therefore not comparable to the Company's previous annual and quarterly reports. A copy of the Monthly Operating Reports is furnished hereunder as Exhibits 99.1, 99.2 and 99.3 to this Form 8-K.

CAUTIONARY STATEMENTS REGARDING FINANCIAL AND OPERATING DATA

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, as they were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports were not audited or reviewed by independent accountants, are as prescribed by applicable bankruptcy laws, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Reports are complete.

The Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

LIMITATION ON INCORPORATION BY REFERENCE

In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the

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Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM  9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

Exhibit Number                               Description
--------------  ------------------------------------------------------------------------
     99.1       Torch Offshore, Inc. Monthly Operating Report for the period February 1,
                2005 through February 28, 2005.

     99.2       Torch Offshore, L.L.C. Monthly Operating Report for the period February
                1, 2005 through February 28, 2005.

     99.3       Torch Express, L.L.C. Monthly Operating Report for the period February
                1, 2005 through February 28, 2005.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TORCH OFFSHORE, INC.

                                           By: /s/ ROBERT E. FULTON
Date: March 31, 2005                       ------------------------
                                           Robert E. Fulton
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                               Description
--------------  ------------------------------------------------------------------------
      99.1      Torch Offshore, Inc. Monthly Operating Report for the period February 1,
                2005 through February 28, 2005.

      99.2      Torch Offshore, L.L.C. Monthly Operating Report for the period February
                1, 2005 through February 28, 2005.

      99.3      Torch Express, L.L.C. Monthly Operating Report for the period February
                1, 2005 through February 28, 2005.